Growth Portfolio

We do not offer the portfolio for sale directly to the public. Insurance companies purchase shares of the portfolio and offer them as investment options in their variable annuity contracts and variable life insurance policies. Read your contract for additional variable insurance contract charges and restrictions on purchases or allocations.

This prospectus should be read in conjunction with the variable insurance contract.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense..Transamerica Variable Insurance Fund, Inc.

Table of Contents
The Portfolio at a Glance . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
The Portfolio in Detail . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Growth Portfolio . . . . . . . . . . . . . . . . . . . .  . . . . . . . . . . 4
Investment Adviser & Sub-Adviser . . . . . . . . . . . . . . . . . . . . . . 5
Determination of Net Asset Value . . . . . . . . . . . .  . . . . . . . . . . 7
Offering, Purchase and Redemption of Shares . . . . . . .. . . . . . . 7
Income, Dividends and Capital Gains Distributions . . . .. . . . . 7
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Additional Information and Assistance. . . . . . . . . .  . Back Cover.

Transamerica Variable Insurance Fund, Inc.
Growth Portfolio

THE PORTFOLIO AT A GLANCE

The following is a summary of the portfolio's goals, strategies, risks, intended investors and performance. We cannot guarantee that the investment goals will be achieved. The portfolio is managed by Transamerica Investment Management, LLC.

The performance shown for the portfolio assumes reinvestment of dividends. The portfolio is only available through the purchase or variable annuity and variable life insurance contracts. The performance of the portfolio does not reflect any expenses or charges applicable to these variable insurance contracts. We compare a portfolio's performance to a broad-based securities market index. Performance figures for this index do not reflect any commissions or fees, which you would pay if you purchased the securities represented by the index. You cannot invest directly in the index. The performance data for the index does not indicate the past or future performance of the portfolio.

Growth Portfolio

The portfolio seeks to maximize long-term growth.

It invests at least 65% of its assets in a diversified selection of equity securities of domestic growth companies of any size. We look for companies we consider to be premier companies that are under-valued in the stock market.

Your principal risk in investing in this portfolio is you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or bad general economic or market conditions. Since this portfolio invests in equities, its performance may vary more than fixed income portfolio over short periods.

The  portfolio is intended for  long-term  investors  who have the  perspective,
patience,   and  financial  ability  to  take  on  above-average   stock  market
volatility.

The following performance information provides some indication of the risks of investing in the portfolio. We show annual returns, best and worst quarters, and average annual total returns over the life of the portfolio. This portfolio is the successor to Transamerica Occidental's Separate Account Fund C, a management investment company funding vari-able annuities, through a reorganization on November 1, 1996. Performance prior to November 1, 1996, is Transamerica Occidental's Separate Account Fund C perfor-mance. Past performance is no guarantee of future results.

Total Returns by Calendar Year

[Graph Omitted]

Best calendar quarter: 33.85% for quarter ending 12/31/99
Worst calendar quarter: -20.51% for quarter ending 9/30/90

Average Annual Total Returns (as of 12/31/99)
                    1 year 5 years 10 years
Growth Portfolio    37.79% 41.48% 26.79%
S&P 500 Index *     21.04% 28.56% 18.21%

* The Standard and Poor's 500 Index (S&P 500) consists of 500 widely held, pub-licly traded common stocks.

FEES AND EXPENSES

The table below provides a breakdown of the expenses you may pay if you buy and hold shares of this portfolio. There is no sales charge (load) or other transaction fees for the purchase of shares of the portfolio by insurance companies which offer the portfolio as an investment option in their variable insurance contracts. But, you may pay sales charges (loads) and other expenses in connection with your ownership of the variable insurance contract through which this portfolio is available. Investors do pay fees and expenses incurred by the portfolio.

Annual Fund Operating Expenses
(as a percent of average net assets)
                                                  Total
                              Management Other    Operating
Portfolio                     Fee       Expenses  Expenses
Growth                        0.75%     0.15%     0.90%

The portfolio's total operating expenses above include the maximum management fees, and other expenses that the portfolio incurred in 1999. However, in 1999 certain fee waivers by the Adviser were in place so that the management fee, other expenses and total portfolio expenses experienced by the portfolio were 0.70%, 0.15%, 0.85%, respectively.

The Adviser has agreed to waive part of its management fee or reimburse other operating expenses to ensure that annual total operating expenses for the portfolio (other than inter-est, taxes, brokerage commissions and extraordinary expenses) will not exceed this cap of 0.85%. The fee waivers and expense assumptions may be terminated at any time without notice but are expected to continue through 2000.

Example

The table below is to help you compare the cost of investing in this portfolio with the cost of investing in other mutual funds. These examples assume that you make a one-time investment of $10,000 and hold your shares for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as shown above. The examples are based on expenses without fee waivers. The examples do not reflect reinvestment of dividends and distri-butions. Costs are the same whether you redeem at the end of any period or not. Although, your actual costs may be higher or lower, based on these assumptions, your costs would be as follows. These costs do not reflect any charges or expenses applicable to the variable insurance contract through which this portfolio is available.

Investment Period
Portfolio      1 Year    3 Years   5 Years   10 Years
Growth         $92       $287      $498      $1,108

THE PORTFOLIO IN DETAIL

The following expands on the strategies, policies and risks described in The Portfolio at a Glance. For more information about the performance of the portfolio, see the Statement of Additional Information (SAI). You can get a free copy of the SAI by asking us. The SAI includes the Annual Report. The Portfolio in Detail.Transamerica Variable Insurance Fund, Inc.

GROWTH PORTFOLIO

Goal

Our goal is to maximize long-term growth.

Strategies

We use a "bottom up" approach to investing. We focus on identifying fundamental change in it's early stages and invest-ing in premier companies. We believe in long term investing and do not attempt to time the market. The portfolio is con-structed one company at a time. Each company passes through our rigorous research process and stands on it's own merits as a premier company.

We buy securities of companies we believe have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

* Shareholder-oriented management * Dominance in market share * Cost production advantages * Leading brands * Self-financed growth * Attractive reinvestment opportunities

Policies

We invest at least 65% of the portfolio's assets in a diversified portfolio of domestic equity securities. We do not limit its investments to any particular type or size of company. The portfolio may also invest in cash or cash equivalents for temporary defensive purposes when market conditions war-rant. To the extent it is invested in these securities, the portfolio is not achieving its investment objective.

Risks

Since the portfolio invests principally in equity securities, the value of its shares will fluctuate in response to general eco-nomic and market conditions. Financial risk comes from the possibility that current earnings of a company we invest in may fall, or that its overall financial circumstances may decline, causing the security to lose value.

This Portfolio Is Intended For:

Long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.

INVESTMENT ADVISER & SUB-ADVISER

The Investment Adviser of the portfolio is Transamerica Investment Management, LLC, or TIM or Adviser, at 1150 South Olive Street, Los Angeles, California 90015. Prior to January 1, 2000, the Adviser was Transamerica Occidental Life Insurance Company, also at 1150 South Olive Street, Los Angeles. TIM was formed as a Delaware limited liability company December 1, 1999. It is controlled by Sub-Adviser Transamerica Investment Services, Inc. ("TIS"). TIM man-ages $12 billion in mutual funds, separate accounts, and pension assets previously managed by TIS. Both Transamerica Investment Services, Inc., and former adviser Transamerica Occidental Life Insurance Company are sub-sidiaries of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Cor-poration is a subsidiary of AEGON N. V., an international insurance group.

The  Adviser's  duties  include,   but  are  not  limited  to,   developing  and
implementing an investment program for the Portfolios.

The Adviser is also responsible for the selection of brokers and dealers to execute transactions for the portfolio. Some of these brokers or dealers may be affiliated persons of the Adviser and Sub-Adviser. Although it is the policy of the Adviser to seek the best price and execution for each trans-action, they may give consideration to brokers and dealers who provide them with statistical information, research and other services in addition to transaction services.


Advisory Fee

For its services to the portfolio, the Adviser receives an annual advisory fee from the portfolio. This fee is based on the average daily net assets of the portfolio. The fee is deducted daily from the assets of the portfolio. The fee may be higher than the average advisory fee paid to the invest-ment advisers of other similar portfolios. The amount of the advisory fee, payable under the investment advisory agree-ment, is 0.75%. The Adviser may waive some or all of the fee from time to time at its discretion. In 1999 the Adviser (then Tranamerica Occidental Life Insurance Company) waived a portion of the advisory fee and was paid 0.70% of the portfolio's average net assets.

The portfolio pays all the costs of its operations that are not assumed by the Investment Adviser, including:

* Custodian;
* Legal;
* Auditing;
* Administration;
* Registration fees and expenses; and
* Fees and expenses of directors unaffiliated with the Investment Adviser.

Sub-Adviser

Transamerica Investment Services, Inc., is the Sub-Adviser. The Sub-Adviser has been in existence since 1967 and has provided investment advisory services to investment compa-nies since 1968 and to Transamerica Corporation and affiliated companies since 1981. The Sub-Adviser is located at 1150 South Olive Street, Los Angeles, California 90015- 2211. The Sub-Adviser a wholly-owned subsidiary of Transamerica Corporation which is owned by AEGON, N.V. The Sub-Adviser provides investment research reports and information and other services at the request of the Adviser.

Portfolio Manager
Management decisions for the portfolio are made by a team of expert managers and analysts headed by a team leader (designated as primary manager) and his backup (designated as co-manager). The team leader has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio are reviewed by the Sub-Adviser's senior officers.

The following listing provides a brief biography of the primary manager and co-manager for the portfolio:

Primary Manager since 1984: Jeffrey S. Van Harte, CFA, Senior Vice President and Head of Equity Investments, Transamerica Investment Management, LLC., Vice Presi-dent, Transamerica Investment Services, Inc. Manager of the Transamerica Equity Fund and the Transamerica Premier Equity Fund since 1998. Was manager of the Transamerica Balanced Fund from 1993 to 1998 and the Transamerica Premier Balanced Fund from 1995 to 1998. Member of San Francisco Society of Financial Analysts. B.A., California State University at Fullerton. Joined Transamerica in 1980.

Co-Manager since 1999: Gary U. Rolle',CFA,Executive Vice President and Chief Financial Officer, Transamerica Investment Management, LLC. Executive Vice President & Chief Investment Officer, Transamerica Investment Services. Chairman & President, Transamerica Income Shares. Chief Investment Officer, Transamerica Occidental Life Insurance and Transamerica Life Insurance & Annuity Companies. Manager of the Transamerica Balanced Fund and Transamerica Premier Balanced Fund since 1998. Co-Man-ager of the Transamerica Premier Equity Fund, Transamerica Equity Fund and Fund A (both separate accounts), and Transamerica corporate accounts. Former member of the Board of Governors of the Los Angeles Soci-ety of Financial Analysts. B.S., University of California at Riverside. Joined Transamerica in 1967.

DETERMINATION OF NET ASSET VALUE

We normally determine the net asset value per share of the portfolio once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time. We do this each day when the New York Stock Exchange is open. The New York Stock Exchange is sched-uled to be open Monday through Friday throughout the year, except for certain holidays.

We calculate the net asset value by subtracting the portfolio's liabilities from its total assets and dividing the result by the total number of shares outstanding.

We generally determine the value of the portfolio securities and assets on the basis of their market values. However, any short-term debt securities of the portfolio having remaining maturities of sixty days or less are valued by the amortized cost method, which approximates market value. Amortized cost involves valuing an investment at its cost and assuming a constant amortization to maturity of any discount or pre-mium, regardless of the effect of movements in interest rates. We value investments for which market quotations are not readily available at their fair value as determined in good faith by, or under authority delegated by, the portfolio's Board of Directors.

OFFERING, PURCHASE AND REDEMPTION OF SHARES

We sell shares of the portfolio in a continuous offering to various insurance companies. These insurance companies offer them as investment options in variable annuity and variable life insurance contracts. The insurance companies purchase and redeem shares of the portfolio at net asset value without sales or redemption charges being imposed by the portfolio.

On each business day insurance companies purchase or redeem shares of the portfolio based on the requests from their contract owners that have been processed on that day. Insurance companies purchase and redeem shares at their net asset value calculated at the end of that day, although such purchases and redemptions may be executed the next business day.

If insurance companies purchase shares of a portfolio for variable life insurance or qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance contract owners and plan participants. We do not foresee any disadvantage to owners of the annuity contracts arising from the fact that shares of a portfolio might be held by such entities. However, in such an event, the portfolio's Board of Directors will monitor the portfolio in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

o The portfolio distributes substantially all of its net invest-ment income in the form of dividends to its shareholders.

o Dividends are made on a per share basis to shareholders of record as of the distribution date, regardless of how long the shares have been held.

o Dividends, if any, are generally paid annually.

o Capital gains, if any, are generally distributed annually.

o If you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution.

TAXES

The portfolio qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The portfolio intends to distribute substantially all of its net income and net capital gains to its shareholders. As a result, under the provisions of subchapter M, there should be little or no income or gains taxable to the portfolio. In addition, the portfolio intends to comply with certain other distribution rules specified in the Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply. For more information see Federal Tax Matters in the SAI.

The shareholders of the portfolio are insurance companies offering variable insurance contracts. For information con-cerning federal income tax consequences for owners of variable insurance contracts, see the prospectus for these products.

FINANCIAL HIGHLIGHTS

The following information is intended to help you understand the portfolio's financial performance for the past five years.

Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate the investor would have earned (or lost) in that year, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with the portfolio's financial statements, are included in the statement of additional information and annual report. See the back cover to find out how to get the statement of additional information.

The Growth Portfolio was formerly Transamerica Occidental's Separate Account Fund C. The former fund was reorganized on November 1, 1996, when all its assets and liabilities were transferred to the newly created Growth Portfolio. The financial infor-mation is presented as if the reorganization had always been in effect. The activity prior to November 1, 1996, represents accumulated unit values of Separate Account Fund C which have been converted to share values for presentation purposes.

Selected data for a share outstanding throughout each period are as follows*

                         Year ended December 31,
                                   1999      1998      1997      1996      1995
Net Asset Value
Beginning of period                $ 19.360 $ 14.750 $ 10.930 $ 8.582 $ 5.615
Operations
Net investment loss                (0.088) (0.013) (0.050) (0.065)    (0.069)
Net realized and unrealized gain   7.395     6.380 5.130    2.413     3.036
Total from investment operations   7.307     6.367 5.080    2.348     2.967
Dividends/Distributions to Shareholders
Net realized gains                 (0.057) (1.757) (1.260) --         --
Net Asset Value
End of period                      $ 26.610 $ 19.360 $ 14.750 $ 10.930 $ 8.582
Total Return                       37.79% 43.28% 46.50% 27.36% 52.84%
Ratios and Supplemental Data
Expenses to average net assets 1   0.85% 0.85% 0.85% 1.27% 1.41%
Net investment loss to average net assets 2
                                   (0.49%) (0.32%) (0.39%) (0.68%) (0.94%)
Portfolio turnover rate            28.79% 34.41% 20.54% 34.58% 18.11%
Net assets, end of period (in thousands)
                                 $ 238,655 $ 107,892 $ 46,378 $ 32,238 $ 25,738

     * Prior to November 1, 1996, activity represents accumulated unit values of
     Transamerica   Occiidental's  Separate  Account  Fund  C  which  have  been converted to share values for presentation purposes.

     1 If the Investment Adviser had not waived expenses, the ratio of operating expenses to average net assets would have been 0.90%, 0.96%, 0.98% and 1.34% for the years ended December 31, 1999, 1998, 1997 and 1996, respectively.

     2 If the Investment Adviser had not waived expenses, the ratio of net investment loss to average net assets would have been (0.55%), (0.44%), (0.52%) and (0.75%) for the years ended December 31, 1999, 1998, 1997 and
     1996, respectively.

TRANSAMERICA INVESTMENT MANAGEMENT
1150 S. Olive Street, 27th Floor
Los Angeles, CA 90015
Transamerica Securities Sales Corporation, Distributor

ADDITIONAL INFORMATION AND
ASSISTANCE

You may get more information, at no charge, about this portfolio by requesting the following:

Annual and Semi-Annual Report

These reports describe the portfolio's performance and list its holdings. The annual report discusses the market conditions and the portfolio manager's strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

This document gives additional information about the portfolio. The SAI was filed with the Securities and Exchange Commis-sion (SEC) and is incorporated by reference as part of the prospectus. The audited annual report is a part of the SAI.

To Obtain Information from Us

* Call 1-800-258-4260

* Write to Transamerica Service Center, 401 North Tryon Street, Suite 700, Charlotte, North Carolina 28202.

* Visit our Internet web site at http://www.transamerica.com

To Obtain Information from the SEC

* Visit the SEC, Public Reference Room, Washington, D.C.
to review or copy the prospectus and SAI

* Call 1-800-SEC-0330

* Visit the SEC's Internet web site at http://www.sec.gov

* Write to Securities and Exchange Commission, Public
Reference Section, Washington, D.C. 20549-6009 for copies of these documents (requires you to pay a duplicating fee)

SEC file number: 811-9216


VIM 527-0500